UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2008

Osteotech, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	000-19278	13-3357370
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

51 James Way, Eatontown, New Jersey	07724
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 542-2800

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 11, 2008, Osteotech, Inc. (the “Company”) announced that its Board of Directors had authorized a stock repurchase program under which up to $5.0 million of the Company’s common stock may be acquired in open-market and privately negotiated transactions. The press release announcing the stock repurchase program is filed as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press Release issued by Osteotech, Inc., dated December 11, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSTEOTECH, INC.
By:	/s/ Mark H. Burroughs

Mark H. Burroughs Executive Vice President

Date: December 11, 2008

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release issued by Osteotech, Inc., dated December 11, 2008